1 FIRST QUARTER FISCAL YEAR 2018 Earnings Conference Call & Presentation February 8, 2018 at 9:00 a.m. CT (10:00 a.m. ET) EXHIBIT 99.2

2 First Quarter Fiscal Year 2018 Welcome to Nexeo’s Earnings Conference Call and Presentation February 8, 2018 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 7369729 EXHIBIT 99.2

3 Agenda and Management Introductions INTRODUCTIONS AND SAFE HARBOR BUSINESS COMMENTARY FINANCIAL PERFORMANCE CLOSING REMARKS Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer Q&A EXHIBIT 99.2

4 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis. EXHIBIT 99.2

David Bradley President & Chief Executive Officer EXHIBIT 99.2

Business Update 6  Revenue growth of 17%, driven by strong price execution and specialty growth  First fiscal quarter net income of $27 million, or $0.34 per diluted share  Adjusted* net income of $11 million, or $0.14 per diluted share, excluding net positive impact to contingent consideration  Internal operational excellence metrics indicate solid momentum across the business  New customer activations  Customer churn reduction  Private fleet utilization  On-time delivery rates  Nine new specialty supplier authorizations fiscal year to date  Differentiated business model drives success in specialty growth $33.8 $44.2 Q1-FY17 Q1-FY18 *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure Adjusted* EBITDA Growth Year-Over-Year $168.4 $195.0 TTM Ending 12/31/2016 TTM Ending 12/31/2017 ($ in millions, Unaudited) J a n - 1 6 M a r - 1 6 M a y - 1 6 J u l - 1 6 S e p - 1 6 N o v - 1 6 J a n - 1 7 M a r - 1 7 M a y - 1 7 J u l - 1 7 S e p - 1 7 N o v - 1 7 J a n - 1 8 Chemicals Plastics +16% Cumulative Supplier Authorizations +31% 8 15 23 announcements made since January 2016 EXHIBIT 99.2

Ross Crane Chief Financial Officer EXHIBIT 99.2

Fiscal First Quarter 2018 Highlights 8 ($ in millions) Three Months Ended Dec-31-2017 Three Months Ended Dec-31-2016 Variance YoY 1Q-FY18 1Q-FY17 Sales and operating revenues $ 929.6 $ 794.8 17.0% Gross profit 106.9 84.4 26.7% Gross profit margin 11.5% 10.6% +90 bps Consolidated Consolidated  Volume increased 4%  Average selling prices up 13% Chemicals  Volume increased 7%  Average selling prices up 15% Plastics  Volume flat  Average selling prices up 12% ($ in millions) Three Months Ended Dec-31-2017 Three Months Ended Dec-31-2016 Variance YoY 1Q-FY18 1Q-FY17 Sales and operating revenues $ 431.9 $ 352.4 22.6% Gross profit 58.4 42.7 36.8% Gross profit margin 13.5% 12.1% +140 bps Chemicals ($ in millions) Three Months Ended Dec-31-2017 Three Months Ended Dec-31-2016 Variance YoY 1Q-FY18 1Q-FY17 Sales and operating revenues $ 462.2 $ 412.5 12.0% Gross profit 41.9 36.0 16.4% Gross profit margin 9.1% 8.7% +40 bps Plastics EXHIBIT 99.2

Fiscal First Quarter 2018 Consolidated Results 9 *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted EBITDA divided by gross profit ($ in millions) Three Months Ended Dec-31-2017 Three Months Ended Dec-31-2016 Variance YoY 1Q-FY18 1Q-FY17 $ % Sales and operating revenues $ 929.6 $ 794.8 $ 134.8 17.0% Cost of sales and operating expenses 822.7 710.4 112.3 15.8% Gross profit 106.9 84.4 22.5 26.7% SG&A 84.8 74.5 10.3 13.8% Transaction related costs 0.1 0.8 (0.7) (87.5)% Change in FV of contingent consideration obligation (18.6) 10.6 (29.2) (275.5)% Operating income (loss) 40.6 (1.5) 42.1 2,806.7% Other income 0.1 2.4 (2.3) (95.8)% Interest expense, net (12.9) (11.9) (1.0) (8.4)% Income (loss) before income taxes 27.8 (11.0) 38.8 352.7% Income tax expense (benefit) 1.3 (2.7) 4.0 148.1% Net income (loss) $ 26.5 $ (8.3) $ 34.8 419.3% Adjusted* EBITDA $ 44.2 $ 33.8 $ 10.4 30.8% Adjusted* EBITDA % of sales 4.8% 4.3% +50 bps Conversion Ratio** 41.3% 40.0% +130 bps EXHIBIT 99.2

EXHIBIT 99.2

Key Balance Sheet Metrics

nexeo solutions

($ in millions)

Total Debt [1]


$831.4
$845.1
$901.0
Q1-FY17
Q4-FY17
Q1-FY18

Cash


$33.3
$53.9
$41.4
Q1-FY17
Q4-FY17
Q1-FY18

Net Debt [1][2]


$798.1
$791.2
$859.6
Leverage (3)
4.7x
4.3x
4.4x
Q1-FY17
Q4-FY17
Q1-FY18

Working Capital [4]


$473.8
$528.7
$604.1
14.0%
14.5%
16.0%
Q1-FY17
Q4-FY17
Q1-FY18
Working Capital
Working Capital % TTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15

(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure

(3) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and Adjusted EBITDA to the most comparable GAAP financial measure

(4) Working capital is calculated as accounts receivable plus inventory less accounts payable

10

David Bradley President & Chief Executive Officer EXHIBIT 99.2

Strategic Objectives 12  Long-term growth objectives Grow commodity volumes better than GDP Grow specialty volumes at two to three times the rate of commodities  Supplement growth through targeted bolt-on acquisitions at reasonable multiples  Strategic plan for margin expansion  Leverage industry-leading, centralized, proprietary operating platform to drive productivity and cost enhancements across the company  Improve specialty mix by continuing to expand specialty line card with new supplier authorizations and targeted acquisitions EXHIBIT 99.2

To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator If your question has been answered or you wish to remove yourself from the queue, please press # EXHIBIT 99.2

We look forward to hosting you next quarter! Please feel free to reach out to our Investor Relations Personnel via the contact information below with any outstanding questions you have or if you would like to discuss our strategy and investment proposition in further detail +1.281.297.0856 Investor.Relations@nexeosolutions.com EXHIBIT 99.2

EXHIBIT 99.2

Capital Structure Summary 16 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Basic - Average Common Shares Outstanding 76.8 million Diluted - Average Common Shares Outstanding 77.1 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (3) (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 (3) Excess Shares: Deferred Cash Consideration due to TPG and its affiliates in connection with the Business Combination. Triggering events for payment are earlier of (i) date when volume weighted average trading price of the Company’s common stock exceeds $15.00 per share for any 20 trading days in any 30 trading day period or (ii) June 30, 2021. The Company may satisfy payment of the Deferred Cash Consideration with existing cash funds or the issuance of common shares. The amount is calculated at the time of payment as the prevailing price of the Company’s common stock multiplied by the number of Excess Shares *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders EXHIBIT 99.2

EXHIBIT 99.2

nexeo solutions

Fiscal First Quarter 2018 Financial Results

In millions (except per share data)	Three Months Ended Dec-31-2017 1Q-FY18		Three Months Ended Dec-31-2016 1Q-FY17		Variance YoY $	Variance YoY %
Sales and operating revenues						
Chemicals	$	431.9	$	352.4	79.5	22.6 %
Plastics		462.2		412.5	49.7	12.0 %
Other		35.5		29.9	5.6	18.7 %
Total sales and operating revenues		**929.6**		**794.8**	**134.8**	**17.0 %**
Gross profit						
Chemicals		58.4		42.7	15.7	36.8 %
Margin		*13.5%*		*12.1%*	*140 bps*	
Plastics		41.9		36.0	5.9	16.4 %
Margin		*9.1%*		*8.7%*	*40 bps*	
Other		6.6		5.7	0.9	15.8 %
Total gross profit		**106.9**		**84.4**	**22.5**	**26.7 %**
Total gross profit margin		*11.5%*		*10.6%*	*90 bps*	
SG&A		84.8		74.5	10.3	13.8 %
Transaction related costs		0.1		0.8	(0.7)	(87.5)%
Change in fair value related to contingent consideration		(18.6)		10.6	(29.2)	(275.5)%
Operating income (loss)		**40.6**		**(1.5)**	**42.1**	**2806.7 %**
Other income		0.1		2.4	(2.3)	(95.8)%
Interest expense, net		(12.9)		(11.9)	(1.0)	(8.4)%
Income (loss) before income taxes		**27.8**		**(11.0)**	**38.8**	**352.7 %**
Income tax expense (benefit)		1.3		(2.7)	4.0	148.1 %
Net income (loss) attributable to Nexeo Solutions, Inc.	**$**	**26.5**	**$**	**(8.3)**	**$ 34.8**	**419.3 %**
Net income (loss) per share						
Basic	$	0.35	$	(0.11)		
Diluted	$	0.34	$	(0.11)		
Adjusted* net income	**$**	**10.6**	**$**	**0.0**	**$ 10.6**	**NA**
Adjusted* net income (loss) per share						
Basic	$	0.14	$	0.00		
Diluted	$	0.14	$	0.00		
Adjusted* EBITDA	**$**	**44.2**	**$**	**33.8**	**$ 10.4**	**30.8 %**
Adjusted* EBITDA % of sales		**4.8%**		**4.3%**	***50 bps***	
Conversion Ratio**		**41.3%**		**40.0%**	***130 bps***	

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

**Non-GAAP financial measure; Calculated as adjusted EBITDA divided by gross profit

17

18 Non-GAAP Reconciliation Nexeo Solutions, Inc. and Subsidiaries Adjusted Net Income Reconciliation Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Amount Per Share* Amount Per Share* Amount Per Share* Amount Per Share* Amount Per Share* Net income (loss) $ (8.3) $ (0.11) $ (1.1) $ (0.01) $ 10.2 $ 0.13 $ 13.6 $ 0.18 $ 26.5 $ 0.34 Change in fair value of contingent consideration obligation 10.6 0.14 10.0 0.13 (0.8) (0.01) (3.6) (0.05) (18.6) (0.24) Tax impact of change in fair value of contingent consideration obligation (2.3) (0.03) (2.1) (0.03) 0.2 0.00 0.8 0.01 2.7 0.04 Adjusted net income $ 0.0 $ 0.00 $ 6.8 $ 0.09 $ 9.6 $ 0.12 $ 10.8 $ 0.14 $ 10.6 $ 0.14 ($ in millions except per share data, Unaudited) * Per share amounts based on basic shares for Q1-FY17 and Q2-FY17 and diluted shares for Q3-FY17, Q4-FY17 and Q1-FY18 EXHIBIT 99.2

19 (1) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Net income (loss) $ (8.3) $ (1.1) $ 10.2 $ 13.6 $ 26.5 Interest expense, net 11.9 12.4 13.5 13.0 12.9 Income tax expense (benefit) (2.7) 0.8 5.9 6.5 1.3 Depreciation and amortization 16.8 17.8 18.9 19.6 19.5 Other operating expenses, net (1) 16.1 15.8 3.9 - (16.0) Adjusted EBITDA from continuing operations $ 33.8 $ 45.7 $ 52.4 $ 52.7 $ 44.2 ($ in millions, Unaudited) Non-GAAP Reconciliation (continued) EXHIBIT 99.2

Non-GAAP Reconciliation (continued) 20 (1) See Non-GAAP Reconciliation: Last Twelve Months Ending - Other Operating Expenses, Net Nexeo Solutions, Inc. and Subsidiaries LTM Adjusted EBITDA Reconciliation 12/31/2016 03/31/2017 06/30/2017 09/30/2017 12/31/2017 Net income (loss) $ (34.7) $ (36.4) $ 9.5 $ 14.4 $ 49.2 Net (income) from discontinued operations (0.1) - - - - Interest expense, net 53.0 50.4 49.8 50.8 51.8 Income tax expense 1.4 0.4 6.5 10.5 14.5 Depreciation and amortization 61.5 65.5 69.8 73.1 75.8 Other operating expenses, net (1) 87.3 92.8 42.7 35.8 3.7 Adjusted EBITDA from continuing operations $ 168.4 $ 172.7 $ 178.3 $ 184.6 $ 195.0 Last Twelve Months Ending($ in millions, Unaudited) EXHIBIT 99.2

Non-GAAP Reconciliation (continued) 21 Nexeo Solutions, Inc. and Subsidiaries Quarterly Other Operating Expenses, Net Q1-FY17 Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Management add-backs (1) $ 2.5 $ 3.4 $ 2.2 $ 2.5 $ 1.3 Change in FV of contingent consideration obligation 10.6 10.0 (0.8) (3.6) (18.6) Foreign exchange (gains) losses, net (2) 0.8 0.8 (0.4) (0.6) (0.5) Compensation expense related to management equity plan (non-cash) 1.4 1.3 1.5 1.3 1.7 Inventory step up - - 1.2 (0.2) - Transaction and other transaction-related items (3) 0.8 0.3 0.2 0.6 0.1 Other operating expenses, net $ 16.1 $ 15.8 $ 3.9 $ - $ (16.0) (1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items ($ in millions, Unaudited) EXHIBIT 99.2

EXHIBIT 99.2

Non-GAAP Reconciliation (continued)

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
LTM Other Operating Expenses, Net

($ in millions, Unaudited)

	Last Twelve Months Ending				
	12/31/2016	03/31/2017	06/30/2017	09/30/2017	12/31/2017
Management add-backs [1]	$ 9.8	$ 11.8	$ 11.5	$ 10.6	$ 9.4
Change in FV of contingent consideration obligations	(0.6)	9.4	8.6	16.2	(13.0)
Foreign exchange (gains) losses, net [2]	2.9	4.0	1.9	0.6	(0.7)
Management fees [3]	1.3	0.5	-	-	-
Compensation expense related to management equity plan (non-cash)	3.3	4.3	5.4	5.5	5.8
Gain on sale of Franklin Park facility	2.6	2.6	2.6	-	-
Inventory step up	13.8	13.8	8.1	1.0	1.0
Transaction and other transaction-related items [4]	54.2	46.4	4.6	1.9	1.2
Other operating expenses, net	**$ 87.3**	**$ 92.8**	**$ 42.7**	**$ 35.8**	**$ 3.7**

(1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments
(2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitating more meaningful comparisons of performance to other fiscal periods
(3) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated
(4) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items

22

Non-GAAP Reconciliation (continued) 23 Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation Q1-FY17 Q4-FY17 Q1-FY18 Long-term debt and capital lease obligations, less current portion, net $ 783.3 $ 794.0 $ 852.6 Short-term borrowings and current portion of long-term debt and capital lease obligations 48.1 51.1 48.4 Total Debt 831.4 845.1 901.0 Cash and cash equivalents (33.3) (53.9) (41.4) Net Debt $ 798.1 $ 791.2 $ 859.6 ($ in millions, Unaudited) EXHIBIT 99.2

NEXEO SOLUTIONS, INC. EXHIBIT 99.2